SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
      ------------------------------------------------------
                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES  EXCHANGE ACT OF 1934

Date of Report (Date of earliest Event reported):    February 28, 2001


                       GALAXY TELECOM, L.P.
----------------------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)

           Delaware                       33-95299             43-1697125
     -----------------                   ----------          ---------------
(State or other jurisdiction of      (Commission file         (IRS Employer
incorporation or organization)            number)        Identification Number)


1220 North Main, Sikeston, Missouri       63801
----------------------------------------------------------------------------
        (Address of principal executive offices, zip code)

Registrant telephone number, including area code: (573) 472-8200

                          NOT APPLICABLE
  (Former name or former address, if changed since last report.)

Form 8-K
Galaxy Telecom, L.P.

Item 5. Other Events.

      On February 28, 2001, Galaxy Telecom, L.P. ("Galaxy") issued a release announcing selected consolidated statement of operations and balance sheet information. The text of this release is attached hereto as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits

           (c)  Exhibits.

Exhibit No.          Description

99.1 Text of press release issued by Galaxy announcing selected financial information.

Form 8-K
Galaxy Telecom, L.P.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GALAXY TELECOM, L.P.





Date: March 2, 2001              /s/ J. Keith Davidson

                           BY:   J. Keith Davidson
                                 Vice President - Finance
                                 (Principal Financial Officer)

                              EXHIBIT INDEX

Exhibit Number             Description
--------------               ----------------------------------


99.1  Text  of  release  issued  by  Galaxy  announcing  selected   consolidated
      statement of operations and balance sheet information.


EXHIBIT 99.1


 GALAXY TELECOM, L.P.
 1220 North Main
 Sikeston, MO  63801

 SELECTED CONSOLIDATED STATEMENT OF OPERATIONS

            For the three months ended            For the twelve months ended
            -----------------------------       ------------------------------

            December 31,     December 31,        December 31,       December 31,
               2000              2000                 2000              2000
           ------------      ------------        ------------      ------------
            (Unaudited)       (Unaudited)         (Unaudited)       (Unaudited)

Revenues   $ 13,454,238      $ 13,664,709        $ 54,716,159      $ 56,913,515

Net Loss   $ (4,272,766)     $ (6,411,188)       $(17,528,879)     $(12,236,195)

EBITDA *   $  4,341,555      $  5,119,673        $ 18,983,665      $ 21,851,711


 *Earnings before interest, taxes, depreciation, amortization and extaordinary items.


 SELECTED BALANCE SHEET INFORMATION

                     December 31, 2000             December 31, 1999
                     -----------------             -----------------
                         (Unaudited)                  (Unaudited)

Long-term debt           $149,622,045                 $148,176,701

TOTAL ASSETS             $126,511,328                 $137,530,629
                         ============                 ============

 Galaxy Telecom owns and operates 118,000 cable television subscribers in the Midwest and Southeast.


 Contact:       J. Keith Davidson
                Executive Vice-President & Chief Financial Officer
 Telephone:     (573) 472-8200